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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this Joint Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4 of our report dated February 13, 1996, on our audits of the financial statements of South Hillsborough Community Bank for the years ended December 31, 1995 and 1994. We also consent to the reference to our firm under the caption "Experts" in such Joint Proxy Statement/Prospectus.



FRASER & COMPANY

St. Petersburg, Florida
December 23, 1996